DELAWARE GROUP® FOUNDATION FUNDS

Delaware Strategic Allocation Fund

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) serves as a sub-advisor for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. On November 18, 2020, the Board of Trustees of the Fund (the “Board”) approved the expansion of the role of MIMAK to also provide discretionary management of a new tactical/completion sleeve for the Fund.

Also, the Board approved MIMAK’s enhanced ability to invest in derivatives and exchange-traded funds (ETFs) for the Fund.

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Effective immediately, the following replaces the section of the Prospectus entitled “Fund summary – What are the Fund’s principal investment strategies?”:

The Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles. In striving to meet its objectives, the Fund will typically target about 60% of its net assets in equity securities and equity equivalent securities (including derivatives and exchange-traded funds (ETFs)) and about 40% of its net assets in fixed income securities and fixed income equivalent securities (including derivatives and ETFs). Allocations for the Fund may vary within the ranges shown in the table below. The Fund may invest 10% to 60% of net assets in foreign securities, inclusive of up to 15% of net assets in emerging market securities. Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), one of the Fund’s sub-advisors, uses a dynamic asset-allocation framework to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection. Following are the strategic policy weights for the Fund’s net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity asset class: 60% policy weight (40-70% range)

• US equity asset class: 30% policy weight (10-40% range)

• International equity asset class: 22.5% policy weight (10-40% range)

• Global real estate equity asset class: 0% policy weight (0-15% range)

• Emerging markets asset class: 7.5% policy weight (0-15% range)

Fixed income asset class: 40% policy weight (30-60% range)

• Diversified fixed income asset class: 40% policy weight (30-60% range)

•Diversified fixed income: 38% policy weight (20-50% range)

•Money market/cash equivalents: 2% policy weight (0-15% range)

In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund’s total assets and primarily hold derivatives and ETFs. If applicable, the derivatives and ETFs within the tactical / completion sleeve will also be counted towards the asset class ranges defined above.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

As determined by MIMAK from time to time, Macquarie Investment Management Global Limited (MIMGL) is responsible for managing real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. As determined by MIMAK from time to time, Jackson Square Partners, LLC (JSP) is responsible for managing large cap growth investments to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

Effective immediately, the following risk is added to the section in the Prospectus entitled “Fund summary – What are the principal risks of investing in the Fund?”:

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, funds will bear their proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

Effective immediately, for Delaware Strategic Allocation Fund only, the following is added to the section in the Prospectus entitled “How we manage the Fund – Our principal investment strategies”:

In striving to meet its objectives, the Fund will typically target about 60% of its net assets in equity securities and equity equivalent securities (including derivatives and exchange-traded funds (ETFs)) and about 40% of its net assets in fixed income securities and fixed income equivalent securities (including derivatives and ETFs).

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), one of the Fund’s sub-advisors, uses a dynamic asset-allocation framework to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Tactical/completion

In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical/completion sleeve which will hold derivatives and ETFs. If applicable, the derivatives and ETFs within the tactical / completion sleeve will also be counted towards the asset class ranges defined above in the “Fund summary – What are the Fund’s principal investment strategies?”.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Effective immediately, the following replaces the section in the Prospectus entitled “How we manage the Fund – The securities in which the Fund typically invests – Futures and options”:

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

How the Fund uses them: If the Fund owns securities that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Manager might use options or futures to seek to neutralize the effect of any anticipated price declines, without selling the security. For example, it might sell stock futures or stock index futures to sell the stock at a specific price on a specific date in the future. If prices then fell, the decline would be offset by the gain on the futures contract. On the other hand, if prices rose, the gains would be offset by the loss on the futures contract. Effectively, this strategy seeks to reduce the overall exposure and risk of the Fund without the need to actually sell underlying securities in the portfolio.

In addition, the Fund may use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Fund had excess cash that it wanted to invest quickly. The Fund might also use call options if the Manager believes that doing so would help the Fund meet its investment objectives. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Certain options and futures may be considered illiquid. It is anticipated that the Fund’s investments in futures and options may generate qualifying income under Subchapter M of the Internal Revenue Code. The Manager intends to manage the Fund so that it will qualify as a registered management company under the Internal Revenue Code.

Effective immediately, the following replaces the section in the Prospectus entitled “How we manage the Fund – The securities in which the Fund typically invests – Investment company securities”:

Investment company securities

Any investments in investment company securities, including exchange-traded funds (“ETFs”), will be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), except as noted below, and would involve a payment of the pro rata portion of their expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, without an exemption a fund may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a fund’s total assets in the shares of any one investment company; or (iii) invest more than 10% of a fund’s total assets in shares of other investment companies. These percentage limitations also apply to a fund's investment in an unregistered investment company.

How the Fund uses them: The Fund may invest in investment companies to the extent that it helps achieve the investment objective(s).

The SEC has granted exemptive orders to various iShare Trust, The Vanguard Group, Inc., and SPDR Series Trust ETF programs and their respective investment advisers that permit the Fund to invest in these ETFs beyond the limitations described above, subject to certain conditions.

Effective immediately, for Delaware Strategic Allocation Fund only, the following replaces the section in the Prospectus entitled “How we manage the Fund – The risks of investing in the Fund – Investment company securities risk – How the Fund strives to manage it":

How the Fund strives to manage it: Under normal circumstances, the Fund's total investments in investment companies, including ETFs, will not exceed 10% of net assets in any one investment company and 20% in all positions in investment companies in the aggregate.

Effective immediately, the following is added to the section in the Prospectus entitled “How we manage the Fund – The risks of investing in the Fund":

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

The in-kind redemption and purchase mechanism of ETFs used by market makers seeking to arbitrage away any differences in the market value as compared with net asset value generally keeps premium or discounts to a minimal level. Shareholders will bear acquired fund fees and expenses (or “AFFE”), which must be disclosed as a separate line item in a fund’s fee and expense table in the prospectus if in excess of 1 basis point.

How the Fund strives to manage it: The Manager maintains a well-diversified portfolio and attempts to minimize risks, where possible.

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Effective immediately, the following is added to the section of the SAI entitled “Investment Strategies and Risks – Investment Company Securities”:

The Fund is permitted to invest in other investment companies, including open-end, closed-end, unregistered investment companies, and exchange-traded funds (“ETFs”), either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Any investments that the Fund makes in investment companies will involve the Fund’s pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act’s current limitations, the Fund may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of the Fund’s total assets in the shares of any one investment company; nor (iii) invest more than 10% of the Fund’s total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund’s investments in unregistered investment companies.

The market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 18, 2020.